EXHIBIT 10.10

COLONY AMERICAN HOMES, INC.,

CSFR PARENT REIT, INC.,

COLONY AMERICAN HOMES HOLDINGS I, L.P.

AND

COLONY AMERICAN HOMES HOLDINGS II OFFSHORE, L.P.

FORM OF AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is dated as of June [—], 2013, by and among COLONY AMERICAN HOMES, INC., a Maryland corporation (the “Company”), CSFR PARENT REIT, INC., a Maryland corporation (the “Merging Entity”), COLONY AMERICAN HOMES HOLDINGS I, L.P., a Delaware limited partnership (“Holdings I”), and COLONY AMERICAN HOMES HOLDINGS II OFFSHORE, L.P., an exempted limited partnership registered in the Cayman Islands (“Holdings II” and, together with Holdings I, the “Owners”).

W I T N E S S E T H:

WHEREAS, the Merging Entity previously owned a certain number of shares of a class of the Company’s common stock classified as Class A common stock that were changed into a certain number of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), equal to the number of units of limited partner interest in the Company’s operating partnership, CAH Operating Partnership, L.P., into which the Series A OP Units (as defined in the Agreement of Limited Partnership of CAH Operating Partnership, L.P., as amended or supplemented from time to time) were exchanged, pursuant to Section 6.2.2 of the Company’s Articles of Amendment and Restatement, dated December 26, 2012, upon a Realization Transaction (as defined in such Articles of Amendment and Restatement) which took place upon the Company’s initial public offering conducted pursuant to the final prospectus, dated June [—], 2013;

WHEREAS, the parties to this Agreement intend that the Merging Entity be merged with and into the Company, with the Company surviving that merger on the terms set forth herein (the “Merger”); and

WHEREAS, in the Merger, upon the terms of this Agreement, all of the outstanding shares of capital stock of the Merging Entity (the “Merging Entity Equity Interests”) will be converted into the right to receive (i) for Holdings I, [—] shares of Common Stock (the “Holdings I Merger Consideration”) and (ii) for Holdings II, [—] shares of Common Stock (the “Holdings II Merger Consideration” and, together with the Holdings I Merger Consideration, the “Merger Consideration”).

NOW, THEREFORE, in consideration for the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01. Definitions. The following terms as used in this Agreement shall have the meanings attributed to them as set forth below unless the context clearly requires another meaning. Other capitalized terms used herein shall, unless the context otherwise requires, have the meanings assigned to such terms herein.

“Accredited Investor” means, for purposes of this Agreement, a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act and who affirmatively certifies as such on Exhibit A-1 or Exhibit A-2 to this Agreement, including as to the basis for such certification.

“Affiliate” means, with respect to any Person, any other Person that (a) directly, or indirectly through one or more intermediaries, owns, Controls, is Controlled by or is under common Control with a specified Person or (b) is a family member of a specified Person.

“Agreement” has the meaning set forth in the preamble.

“Closing” and “Closing Date” have the meanings set forth in Section 2.02.

“Code” means the Internal Revenue Code of 1986, as in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Control” (including the terms “Controlled by” and “under common Control with”) means, with respect to a Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.

“Holdings I” has the meaning set forth in the preamble.

“Holdings I Merger Consideration” has the meaning set forth in the recitals.

“Holdings II” has the meaning set forth in the preamble.

“Holdings II Merger Consideration” has the meaning set forth in the recitals.

“Merger” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in the recitals.

“Merging Entity” has the meaning set forth in the preamble.

“Merging Entity Equity Interests” has the meaning set forth in the recitals.

“Owners” have the meaning set forth in the preamble.

“Person” means an individual, partnership, corporation (including a business trust, statutory trust or real estate investment trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Securities Act” means the Securities Act of 1933, as in effect from time to time, and applicable rules and regulations thereunder. Any reference herein to a specific section or sections of the Securities Act shall be deemed to include a reference to any corresponding provision of future law.

Section 1.02. Rules of Application. The definitions in Section 1.01 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “herein,” “hereof,” “hereunder,” and similar terms shall refer to this Agreement, unless the context otherwise requires.

ARTICLE II

THE MERGER

Section 2.01. Effect of the Merger. On the terms set forth in this Agreement, and in accordance with the Maryland General Corporation Law, on the Closing Date, (a) the Merging Entity will merge with and into the Company and (b) the separate existence of the Merging Entity will cease and the Company will continue its existence under the Maryland General Corporation Law as the surviving entity in the Merger. Without limiting the generality of the foregoing, and subject thereto, from and after the Closing Date, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Merging Entity shall vest in the Company, and all debts, liabilities, obligations, restrictions and duties of the Merging Entity shall become the debts, liabilities, obligations, restrictions and duties of the Company.

Section 2.02. Closing Date. Unless this Agreement is sooner terminated or extended pursuant to its terms or unless otherwise agreed to in writing by the parties hereto, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place upon the acceptance for record by the State Department of Assessments and Taxation of Maryland of articles of merger relating to the Merger or such later date and time, not more than 30 days thereafter, as the parties hereto may otherwise agree (the “Closing Date”).

Section 2.03. Effect on Merging Entity Equity Interests.

(a) On the terms and subject to the conditions set forth in this Agreement, (i) Holdings I is irrevocably bound to accept and entitled to receive, as a result of and upon consummation of the Merger, the Holdings I Merger Consideration and (ii) Holdings II is irrevocably bound to accept and entitled to receive, as a result of and upon consummation of the Merger, the Holdings II Merger Consideration.

(b) On the Closing Date, by virtue of the Merger and without any action on the part of the Company or the Merging Entity, each outstanding Merging Entity Equity Interest shall be cancelled and retired and shall cease to exist and shall be converted automatically into the Owners’ right to receive the Merger Consideration in accordance with Section 2.04, which the Company shall issue and deliver to the Owners immediately upon Closing and each holder of a Merging Entity Equity Interest shall no longer have any rights with respect thereto, except the right to receive such Merger Consideration in accordance with this Agreement.

(c) On the Closing Date, by virtue of the Merger and without any action on the part of the Company or the Merging Entity, each outstanding share of Common Stock held by the Merging Entity immediately prior to the Closing of the Merger shall be cancelled and retired and shall cease to exist and the Merger Entity shall no longer have any rights with respect thereto.

Section 2.04. Merger Consideration. On the Closing Date, the Company shall issue and deliver the Holdings I Merger Consideration to Holdings I and the Holdings II Merger Consideration to Holdings II, in each case, in electronic book-entry form through the Company’s transfer agent in accordance with the terms of this Agreement.

Section 2.05. Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time prior to the Closing by mutual consent of all the parties.

Section 2.06. Tax Treatment. The Owners intend and agree that the Merger whereby each Owner is receiving the Merger Consideration, for U.S. federal income tax purposes, shall constitute a tax-free reorganization under Section 368(a) of the Code and shall not maintain a position on their respective U.S. federal income tax returns or otherwise that is inconsistent therewith.

Section 2.07. Officers and Directors. Unless otherwise determined by the Company, the directors and officers of the Company in office or position immediately prior to the Closing shall remain in such office or position following the Closing, in each case until their respective successors are duly elected or appointed or until their earlier death, resignation or removal.

Section 2.08. Charter and Bylaws. Unless otherwise determined by the Company, (i) the bylaws of the Company immediately prior to the Closing shall remain in effect following the Closing and (ii) the charter of the Company following the Closing shall be in the form attached to the articles of merger filed with the State Department of Assessments and Taxation of Maryland.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01. Representations and Warranties of the Owners. Each Owner hereby represents and warrants, severally and not jointly and severally, to the Company, as of the date of this Agreement and the Closing Date (except to the extent that any such representation speaks as of a specific date, in which case only as of such specific date), as follows:

(a) Accredited Investor. Such Owner qualifies as an Accredited Investor and has affirmatively certified as such and indicated on Exhibit A-1, in the case of Holdings I, or Exhibit A-2, in the case of Holdings II, in each case, attached hereto the basis for such certification and understands the risks of, and other considerations relating to, the Merger. Such Owner, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained to represent or advise such Owner:

(i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Owner is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision;

(ii) is capable of protecting the Owner’s own interest or has engaged representatives or advisors to assist it in protecting such interests;

(iii) is capable of bearing the economic risk of such investment; and

(iv) in making the Owner’s decision to enter into this Agreement has conducted its own due diligence, has been represented by competent counsel and financial advisors and has not relied on oral or written advice from the Company or its Affiliates, representatives, or agents or on representations or warranties of the Company.

(b) Investment For Own Account. The Merger Consideration will be acquired for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein in violation of the securities laws.

(c) Unregistered Securities. Such Owner understands that:

(i) the Merger Consideration to be received as contemplated hereunder has not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws;

(ii) the Company’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Owners contained herein;

(iii) the Merger Consideration cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available;

(iv) there may be no public market for the Merger Consideration;

(v) because of the restrictions on transfer or assignment of the Merger Consideration to be issued hereunder, the economic risk of the Merger Consideration issued hereby may need to be borne for an indefinite period of time; and

(vi) certificates (if any) representing the Merger Consideration will bear a legend substantially similar to the following, among other legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

ARTICLE IV

MISCELLANEOUS

Section 4.01. Entire Agreement; No Amendment. This Agreement represents the entire agreement among each of the parties hereto with respect to the subject matter hereof. It is expressly understood that no representations, warranties, guarantees or other statements shall be valid or binding upon a party unless expressly set forth in this Agreement. It is further understood that any prior agreements or understandings between the parties with respect to the subject matter hereof have merged in this Agreement, which fully expresses all agreements of the parties hereto as to the subject matter hereof and supersedes all such prior agreements and understandings. This Agreement may not be amended, modified or otherwise altered except by a written agreement signed by the party hereto against whom enforcement is sought.

Section 4.02. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Maryland.

Section 4.03. Multiple Counterparts. This Agreement may be executed in multiple counterparts. If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart. To facilitate execution of this Agreement, the parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

Section 4.04. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COLONY AMERICAN HOMES, INC.

By:
Name:
Title:

CSFR PARENT REIT, INC.

By:
Name:
Title:

[CAH Merger Agreement – Signature Page]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

COLONY AMERICAN HOMES HOLDINGS I, L.P.

By:
Name:
Title:

[CAH Merger Agreement – Signature Page]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

COLONY AMERICAN HOMES HOLDINGS II OFFSHORE, L.P.

By:
Name:
Title:

[CAH Merger Agreement – Signature Page]

EXHIBIT A-1

ACCREDITED INVESTOR QUESTIONNAIRE

I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because I hereby certify that (check all appropriate descriptions that apply):

☐	a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	an insurance company, as defined in Section 2(13) of the Securities Act.

☐	an investment company registered under the Investment Company Act of 1940, as amended, or a business development company, as defined in Section 2(a)(48) of that act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐	a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Code that was not formed for the specific purpose of acquiring the Merger Consideration, and that has total assets in excess of $5 million.

☐	a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Merger Consideration, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	an entity in which all of the equity owners are accredited investors and meet the criteria listed above.

EXHIBIT A-2

ACCREDITED INVESTOR QUESTIONNAIRE

I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because I hereby certify that (check all appropriate descriptions that apply):

☐	a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	an insurance company, as defined in Section 2(13) of the Securities Act.

☐	an investment company registered under the Investment Company Act of 1940, as amended, or a business development company, as defined in Section 2(a)(48) of that act.

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

☐	a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

☐	a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐	a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Code that was not formed for the specific purpose of acquiring the Merger Consideration, and that has total assets in excess of $5 million.

☐	a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Merger Consideration, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	an entity in which all of the equity owners are accredited investors and meet the criteria listed above.